SCHEDULE OF LONG TERM BORROWINGS (Details) - Seamless Group Inc [Member] - USD ($)	Sep. 30, 2023		Dec. 31, 2022		Dec. 31, 2021
Within one year	$ 9,637,681
Within two years	439,867		$ 4,426,000
Within three years	2,110,127		5,368,971
2025			466,735
2026			2,043,573
Total	$ 12,187,675	[1]	$ 12,305,279	[1]	$ 2,449,318

[1]	As of September 30, 2023 and December 31, 2022, the Company obtained several unsecured long-term loans for two to five years. Interest rates ranged from 2.5% to 24.0% per annum. As of September 30, 2023 and December 31, 2022, the weighted average interest rate of these borrowings was 15.1% and 15.5% per annum, respectively. The borrowings are denominated in HK$ and US$. As of September 30, 2023 and December 31, 2022, the Company obtained loans from three members of management of the Company.